UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and
                    Exchange Act of 1934

              Date of Report:  January 26, 1999

             NETWORK SYSTEMS INTERNATIONAL, INC.
   (Exact Name of Registrant as Specified in its Charter)

        Nevada               0-22991          87-0460247
    (State or other     (Commission File   (I.R.S. Employer
     jurisdiction            Number)        Identification
  of incorporation or                           Number)
     organization)


   200 North Elm Street, Greensboro, North Carolina  27401
    (Address of principal executive officer)  (Zip Code)

                       (336) 271-8400
     (Registrants telephone number, including area code)


Item 4.  Changes in Registrant's Certifying Accountant.

On January 19, 1999 the Board of Directors of Network
Systems International, Inc. (the "Company") approved the appointment of KPMG Peat Marwick LLP, Greensboro, North
Carolina, as the Company's independent accountants to audit the Company's financial statements for the year-ended
September 30, 1999.

Pender Newkirk & Company, the Company's independent auditors since April of 1996, and the Company had no disagreements or reportable events. A statement from Pender Newkirk &
Company to the Securities and Exchange Commission is attached as Exhibit 99 hereto.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NETWORK SYSTEMS INTERNATIONAL, INC.
                         (Registrant)



                         By:  /s/ Michael T. Spohn
                              Michael T. Spohn, Chief Financial Officer

Date:     January 26, 1999